Van Kampen Focus Portfolios,
                              Municipal Series 436

Florida IM-IT/142                                         Pennsylvania IM-IT/276

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                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
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                                    THE FUND
   This series of Van Kampen Focus Portfolios, Municipal Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                 The Date of this Prospectus is August 24, 2007


                                   Van Kampen


       VAN KAMPEN
       INVESTMENTS

                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 436
                   Summary of Essential Financial Information
                               As of June 13, 2007
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                             Florida       Pennsylvania
                                                                                              IM-IT            IM-IT
                                                                                              Trust            Trust
                                                                                        ---------------   --------------
General Information
Principal Amount (Par Value) of Securities...........................................   $     2,495,000   $    1,915,000
Number of Units......................................................................             2,698            2,098
Fractional Undivided Interest in Trust per Unit......................................           1/2,698          1/2,098
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio.................................   $  2,480,860.55   $ 1,927,659.25
      Aggregate Bid Price of Securities per Unit.....................................   $        919.52   $       918.81
      Sales charge 5.708% (5.40% of Public Offering Price excluding principal cash)
      for the Florida IM-IT Trust and 5.263% (5.00% of Public Offering Price
      excluding principal cash) for the Pennsylvania IM-IT Trust.....................   $         52.25   $        48.36
      Principal Cash per Unit........................................................   $         (4.20)  $         1.64
      Public Offering Price per Unit (1).............................................   $        967.57   $       968.81
Redemption Price per Unit............................................................   $        915.32   $       920.45
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         52.25   $        48.36
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $    539,000.00   $   554,000.00
Annual Premium on Portfolio Insurance................................................   $            --   $           --
Evaluator's Annual Evaluation Fee (3)................................................   $           923   $          908
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         44.60   $        43.99
      Less: Estimated Annual Expense excluding Insurance.............................   $          2.70   $         2.99
      Less: Annual Premium on Portfolio Insurance....................................   $            --   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         41.90   $        41.00
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         41.90   $        41.00
      Divided by 12..................................................................   $          3.49   $         3.42
Estimated Daily Rate of Net Interest Accrual per Unit................................   $        .11640   $       .11387
Estimated Current Return Based on Public Offering Price (2)..........................              4.31%            4.24%
Estimated Long-Term Return (2).......................................................              4.17%            4.02%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $.93 and $.91 for the Florida IM-IT and Pennsylvania IM-IT
     Trusts, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  May 13, 2003
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit


Record and Computation Dates.............  TENTH day of the month as follows:
                    monthly - each month; semi-annual - January and July for the Florida IM-IT and Pennsylvania IM-IT Trusts.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - January and July for the Florida IM-IT and Pennsylvania IM-IT Trusts.

Trustee's Annual Fee.....................  $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

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                                    PORTFOLIO
   As of April 30, 2007, the Florida Insured Municipals Income Trust, Series 142 consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Certificate of Participation, 2 (32%); General Purpose, 3 (38%) and Water & Sewer, 2 (30%). See "Portfolio" herein.

   As of April 30, 2007, the Pennsylvania Insured Municipals Income Trust, Series 276 consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Airport, 1 (2%); General Obligation, 1 (26%); Public Building, 1 (5%); Retail Electric/Gas/Telephone, 1 (22%) and Transportation, 3 (45%). See "Portfolio" herein.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen Focus Portfolios, Municipal Series 436:
   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Van Kampen Focus Portfolios, Municipal Series 436 (Florida IM-IT and Pennsylvania IM-IT Trusts) as of April 30, 2007, and the related statements of operations and changes in net assets for each of the three years in the period ended April 30, 2007. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at April 30, 2007 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Municipal Series 436 (Florida IM-IT and Pennsylvania IM-IT Trusts) as of April 30, 2007, and the results of its operations and changes in net assets for each of the three years in the period ended April 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   August 23, 2007

                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 436
                             Statements of Condition
                                 April 30, 2007
                                                                                                 Florida    Pennsylvania
                                                                                                  IM-IT         IM-IT
                                                                                                  Trust         Trust
                                                                                               -----------  -----------
   Trust property
      Cash..................................................................................   $        --  $        --
      Tax-exempt securities at market value, (cost $2,569,950 and $1,963,045, respectively)
         (note 1)                                                                                2,564,949    1,974,728
      Accrued interest......................................................................        39,261       27,968
      Receivable for securities sold........................................................            --       24,573
                                                                                               -----------  -----------
                                                                                               $ 2,604,210  $ 2,027,269
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $    27,866  $    16,860
      Redemptions payable...................................................................             --       18,884
      Interest to Unitholders...............................................................     2,576,344    1,991,525
                                                                                               -----------  -----------
                                                                                               $ 2,604,210  $ 2,027,269
                                                                                               ===========  ===========

                             Analyses of Net Assets

   Interest of Unitholders (2,713 and 2,098 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 2,917 and 2,992 Units, respectively (note 1)............   $ 2,916,272  $ 2,991,206
         Less initial underwriting commission (note 3)......................................       142,922      146,595
                                                                                               -----------  -----------
                                                                                                 2,773,350    2,844,611
         Less redemption of Units (204 and 894 Units, respectively).........................       192,348      851,965
                                                                                               -----------  -----------
                                                                                                 2,581,002    1,992,646
      Undistributed net investment income
         Net investment income..............................................................       476,207      482,714
         Less distributions to Unitholders..................................................       462,643      469,357
                                                                                               -----------  -----------
                                                                                                    13,564       13,357
      Realized gain (loss) on Bond sale or redemption.......................................        (3,559)      (6,346)
      Unrealized appreciation (depreciation) of Bonds (note 2)..............................        (5,001)      11,683
      Distributions to Unitholders of Bond sale or redemption proceeds......................        (9,662)     (19,815)
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $ 2,576,344  $ 1,991,525
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 2,713 and 2,098, respectively)............   $    949.63  $    949.25
                                                                                               ===========  ===========


   The accompanying notes are an integral part of these financial statements.

               FLORIDA INSURED MUNICIPALS INCOME TRUST, SERIES 142
                            Statements of Operations
                              Years ended April 30,
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   126,725  $   125,803  $   122,955
      Expenses
         Trustee fees and expenses.............................................         4,842        4,762        4,780
         Evaluator fees........................................................           959          944          923
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           376          462          456
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         6,177        6,168        6,159
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       120,548      119,635      116,796
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        30,190       25,439       92,107
      Cost.....................................................................        31,244       26,122       93,960
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (1,054)        (683)      (1,853)
   Net change in unrealized appreciation (depreciation) of Bonds...............       148,103      (51,412)      52,218
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   267,597  $    67,540  $   167,161
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                              Years ended April 30,

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   120,548  $   119,635  $   116,796
      Realized gain (loss) on Bond sale or redemption..........................        (1,054)        (683)      (1,853)
      Net change in unrealized appreciation (depreciation) of Bonds............       148,103      (51,412)      52,218
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       267,597       67,540      167,161
   Distributions to Unitholders from:
      Net investment income....................................................      (120,260)    (118,665)    (116,304)
      Bonds sale or redemption proceeds........................................            --       (3,330)      (6,332)
      Redemption of Units......................................................       (20,148)     (21,867)     (90,913)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       127,189      (76,322)     (46,388)
   Net asset value to Unitholders
      Beginning of period......................................................     2,571,865    2,699,054    2,622,732
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $12,102, $13,072 and $13,564, respectively)...........................   $ 2,699,054  $ 2,622,732  $ 2,576,344
                                                                                 ============  ============ ===========


   The accompanying notes are an integral part of these financial statements.

            PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST, SERIES 276
                            Statements of Operations
                              Years ended April 30,
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   131,980  $   130,222  $   116,248
      Expenses
         Trustee fees and expenses.............................................         4,987        4,840        4,583
         Evaluator fees........................................................           988          980          908
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           388          478          431
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         6,363        6,298        5,922
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       125,617      123,924      110,326
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        73,824       20,431      780,965
      Cost.....................................................................        77,488       20,786      783,292
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (3,664)        (355)      (2,327)
   Net change in unrealized appreciation (depreciation) of Bonds...............       145,215      (37,221)      54,411
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   267,168  $    86,348  $   162,410
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                              Years ended April 30,

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   125,617  $   123,924  $   110,326
      Realized gain (loss) on Bond sale or redemption..........................        (3,664)        (355)      (2,327)
      Net change in unrealized appreciation (depreciation) of Bonds............       145,215      (37,221)      54,411
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       267,168       86,348      162,410
   Distributions to Unitholders from:
      Net investment income....................................................      (125,934)    (122,877)    (111,416)
      Bonds sale or redemption proceeds........................................            --       (3,528)     (16,287)
      Redemption of Units......................................................       (59,014)     (18,886)    (762,807)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................        82,220      (58,943)    (728,100)
   Net asset value to Unitholders
      Beginning of period......................................................     2,696,348    2,778,568    2,719,625
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $13,400, $14,447 and $13,357, respectively)...........................   $ 2,778,568  $ 2,719,625  $ 1,991,525
                                                                                 ============  ============ ===========


   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 436
FLORIDA INSURED MUNICIPALS INCOME TRUST                                        PORTFOLIO SCHEDULE AS OF APRIL 30, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     155,000  Florida, Municipal Loan Council, Revenue Bonds, Series A
                         (MBIA Insured)                                                   2013 @ 100
                         5.000% Due 05/01/28                                     AAA      2026 @ 100 S.F. $    161,352
----------------------------------------------------------------------------------------------------------------------
   B           410,000  Broward County, Florida, School Board, Certificates of
                         Participation Bonds (MBIA Insured)                               2013 @ 100
                         5.000% Due 07/01/28                                     AAA      2025 @ 100 S.F.      426,060
----------------------------------------------------------------------------------------------------------------------
   C           380,000  Hillsborough County, Florida, School Board, Certificates of
                         Participation Bonds (Florida Master Lease Program)
                         MBIA Insured                                                     2012 @ 100
                         4.500% Due 07/01/28                                     AAA      2027 @ 100 S.F.      379,977
----------------------------------------------------------------------------------------------------------------------
   D           510,000  Winter Haven, Florida, Utility System Revenue Refunding &
                         Improvement Bonds (MBIA Insured)                                 2008 @ 101
                         4.750% Due 10/01/28                                     AAA      2021 @ 100 S.F.      514,738
----------------------------------------------------------------------------------------------------------------------
   E           250,000  Port St. Lucie, Florida, Utility Revenue Bonds (MBIA Insured)     2013 @ 100
                         4.500% Due 09/01/31                                     AAA      2029 @ 100 S.F.      250,123
----------------------------------------------------------------------------------------------------------------------
   F           575,000  Village Center Community Development District, Florida,
                         Recreational Revenue Bonds, Series A (MBIA Insured)              2013 @ 101
                         5.000% Due 11/01/32                                     AAA      2026 @ 100 S.F.      602,157
----------------------------------------------------------------------------------------------------------------------
   G           220,000  Pasco County, Florida, Half-Cent Sales Tax Revenue Bonds
                         (AMBAC Assurance Insured)                                        2013 @ 100
                         5.000% Due 12/01/33                                    Aaa*      2029 @ 100 S.F.      230,542
         -------------                                                                                    ------------
         $   2,500,000                                                                                    $  2,564,949
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 436
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                                   PORTFOLIO SCHEDULE AS OF APRIL 30, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $      90,000  Pittsburgh and Allegheny County, Pennsylvania, Public
                         Auditorium Authority, Hotel Room Excise Tax
                         Revenue Bonds, Series 1999 (AMBAC
                         Assurance Insured)                                               2009 @ 101
                         4.500% Due 02/01/29                                     AAA      2025 @ 100 S.F. $     90,076
----------------------------------------------------------------------------------------------------------------------
   B           465,000  Southeastern Pennsylvania Transportation Authority, Special
                         Revenue Bonds, Series 1999A (FGIC Insured)                       2009 @ 101
                         4.750% Due 03/01/29                                     AAA      2025 @ 100 S.F.      470,826
----------------------------------------------------------------------------------------------------------------------
   C           165,000  Pennsylvania, Turnpike Commission, Registration Fee Revenue       2011 @ 101
                         Bonds Series 2001 (AMBAC Assurance Insured)                      2029 @ 100 S.F.
                         5.000% Due 07/15/31                                     AAA      2011 @ 101 P.R.      174,694
----------------------------------------------------------------------------------------------------------------------
   D           425,000  Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 1998
                         General Ordinance, 4th Series (FSA Insured)                      2013 @ 100
                         5.000% Due 08/01/32                                     AAA      2023 @ 100 S.F.      441,605
----------------------------------------------------------------------------------------------------------------------
   E            30,000  Susquehanna, Pennsylvania, Area Regional Airport Authority,
                         Revenue Bonds, Series B (AMBAC Assurance Insured)                2013 @ 100
                         5.000% Due 01/01/33                                    Aaa*      2028 @ 100 S.F.       31,121
----------------------------------------------------------------------------------------------------------------------
   F           500,000  Upper St. Clair Township, Pennsylvania, General Obligation        2010 @ 100
                         Bonds (MBIA Insured)                                             2029 @ 100 S.F.
                         4.750% Due 05/15/33                                     AAA      2010 @ 100 P.R.      514,965
----------------------------------------------------------------------------------------------------------------------
   G           240,000  Puerto Rico Commonwealth, Highway and Transportation
                         Authority, Transportation Revenue Bonds, Series A
                         (MBIA Insured)                                                   2018 @ 100
                         4.750% Due 07/01/38                                     AAA      2029 @ 100 S.F.      251,441
         -------------                                                                                    ------------
         $   1,915,000                                                                                    $  1,974,728
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 436
                         Notes to Financial Statements
                         April 30, 2005, 2006 and 2007

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (Florida IM-IT and Pennsylvania IM-IT) was based on the determination by J.J. Kenny Co. of the offering prices of the Bonds on the date of deposit (May 13, 2003). Since the valuation is based upon the bid prices, such Trusts (Florida IM-IT and Pennsylvania IM-IT) recognized downward adjustments of $18,394 and $18,728, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended April 30, 2004.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Florida IM-IT and Pennsylvania IM-IT Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at April 30, 2007 is as follows:

                                     Florida        Pennsylvania
                                      IM-IT             IM-IT
                                      Trust             Trust
                                    --------          --------
   Unrealized Appreciation          $  2,290          $ 14,235
   Unrealized Depreciation            (7,291)           (2,552)
                                    --------          --------
                                    $ (5,001)         $ 11,683
                                    ========          ========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                            Years ended April 30,
                                   2005              2006              2007
                              --------------    --------------    --------------
   Florida IM-IT Trust              22                23                96
   Pennsylvania IM-IT Trust         64                20                798

NOTE 5 - FINANCIAL HIGHLIGHTS

Florida IM-IT/142
                                                               2004 (c)         2005           2006           2007
                                                              ------------   ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $      951.00  $      901.14 $      953.06  $      933.69
                                                              ------------   ------------  ------------   ------------
   Income from investment operations:
      Net investment income................................          41.03          42.47         42.39          42.60
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................        (53.93)          51.81       (18.53)          18.05
                                                              ------------   ------------  ------------   ------------
   Total from investment operations........................        (12.90)          94.28         23.86          60.31
                                                              ------------   ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income...................................        (36.96)        (42.36)       (42.05)        (42.08)
   Bond sale and redemption proceeds.......................             --             --        (1.18)         (2.29)
                                                              ------------   ------------  ------------   ------------
   Total distributions to Unitholders......................        (36.96)        (42.36)       (43.23)        (44.37)
                                                              ------------   ------------  ------------   ------------
   Net asset value, end of period..........................  $      901.14  $      953.06 $      933.69  $      949.63
                                                              ============   ============  ============   ============
Total Return (b):..........................................        (1.72)%          10.72%        2.49%          6.55%
Ratios as a Percentage of Average Net Assets (b):
   Expenses................................................          0.08%           0.24%        0.23%          0.24%
   Net investment income...................................          4.43%           4.61%        4.49%          4.49%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from May 13, 2003 (date of deposit) through April 30, 2004.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)

Pennsylvania IM-IT/276
                                                               2004 (c)         2005           2006           2007
                                                              ------------   ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $      951.00  $      904.81 $      952.87  $      939.10
                                                              ------------   ------------  ------------   ------------
   Income from investment operations:
      Net investment income................................          41.13          42.66         42.59          42.60
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................        (50.79)          48.16       (12.92)          16.86
                                                              ------------   ------------  ------------   ------------
   Total from investment operations........................         (9.66)          90.82         29.67          59.46
                                                              ------------   ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income...................................        (36.53)        (42.76)       (42.23)        (43.05)
   Bond sale and redemption proceeds.......................             --             --        (1.21)         (6.29)
                                                              ------------   ------------  ------------   ------------
   Total distributions to Unitholders......................        (36.53)        (42.76)       (43.44)        (49.34)
                                                              ------------   ------------  ------------   ------------
   Net asset value, end of period..........................  $      904.81  $      952.87 $      939.10  $      949.25
                                                              ============   ============  ============   ============
Total Return (b):..........................................        (1.36)%         10.29%         3.12%          6.33%
Ratios as a Percentage of Average Net Assets (b):
   Expenses................................................          0.08%          0.23%         0.23%          0.24%
   Net investment income...................................          4.43%          4.62%         4.50%          4.51%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from May 13, 2003 (date of deposit) through April 30, 2004.

                                                                       CMSPRO436